                                                                    EXHIBIT 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 3, 1996 included in Summa Industries' Form 10-K for the year ended August 31, 1996 and to all references to our Firm included in this registration statement on Form S-8.

                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP

Orange County, California
October 20, 1997